Exhibit 24.1

POWER OF ATTORNEY

The undersigned, Claire L. Arnold, hereby constitutes and appoints Greerson G. McMullen and Jeffrey Cook, or either of them, her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2013, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of February 2014	/s/ Claire L. Arnold
Claire L. Arnold

The undersigned, K.C. Caldabaugh, hereby constitutes and appoints Greerson G. McMullen. and Jeffrey Cook, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2013, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of February 2014	/s/ K.C. Caldabaugh
K.C. Caldabaugh

The undersigned, William A. Finn, hereby constitutes and appoints Greerson G. McMullen. and Jeffrey Cook, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2013, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of February 2014	/s/ William A. Finn
William A. Finn

The undersigned, Robert F. McCullough, hereby constitutes and appoints Greerson G. McMullen. and Jeffrey Cook, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2013, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of February 2014	/s/ Robert F. McCullough
Robert F. McCullough

The undersigned, Frédéric P. Villoutreix, hereby constitutes and appoints Greerson G. McMullen. and Jeffrey Cook, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2013, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of February 2014	/s/ Frédéric P. Villoutreix
Frédéric P. Villoutreix

The undersigned, John D. Rogers, hereby constitutes and appoints Greerson G. McMullen. and Jeffrey Cook, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2013, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of February 2014	/s/ John D. Rogers
John D. Rogers

The undersigned, Anderson D. Warlick, hereby constitutes and appoints Greerson G. McMullen. and Jeffrey Cook, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2013, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of February 2014	/s/ Anderson D. Warlick
Anderson D. Warlick